                                                                   EXHIBIT 10.15
===============================================================================
                          PURCHASE AND SALE AGREEMENT


                           dated as of June 27, 1997


                                    between


                             HCFP FUNDING II, INC.,
                                   as Seller


                                      and


                    WISCONSIN CIRCLE II FUNDING CORPORATION,
                                    as Buyer


===============================================================================

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE I
AGREEMENT TO PURCHASE AND SELL
     SECTION 1.1         Agreement to Purchase and Sell......................  1
     SECTION 1.2         Timing of Purchases.................................  2
     SECTION 1.3         Consideration for Purchases.........................  2
     SECTION 1.4         No Recourse.........................................  3
     SECTION 1.5         No Assumption of Obligations Relating to
                         Receivables and Related Assets......................  3
     SECTION 1.6         True Sales..........................................  3
     SECTION 1.7         Evidencing Purchases................................  3

ARTICLE II
PURCHASE REPORTS; CALCULATION OF PURCHASE PRICE
     SECTION 2.1         Purchase Reports....................................  6
     SECTION 2.2         Calculation of Purchase Price.......................  6

ARTICLE III
PAYMENT OF PURCHASE PRICE; SERVICING, ETC.
     SECTION 3.1         Purchase Price Payments.............................  6
     SECTION 3.2         Servicing of Receivables and Related Assets.........  7

ARTICLE IV
CONDITIONS TO PURCHASES
     SECTION 4.1         Conditions Precedent to Initial Purchase............  7
     SECTION 4.2         Certification as to Representations and Warranties..  8
     SECTION 4.3         Effect of Payment of Purchase Price.................  8

ARTICLE V
REPRESENTATIONS AND WARRANTIES
     SECTION 5.1         General Representations and Warranties of Seller....  8
     SECTION 5.2         Representations and Warranties of Buyer.............  3

ARTICLE VI
GENERAL COVENANTS OF SELLER
     SECTION 6.1         Affirmative Covenants...............................  3
     SECTION 6.2         Reporting Requirements..............................  6
     SECTION 6.3         Negative Covenants..................................  8

ARTICLE VII
ADDITIONAL RIGHTS AND OBLIGATIONS IN
RESPECT OF THE PURCHASED ASSETS
     SECTION 7.1         Rights of Buyer.....................................  9

                                     (i)

     SECTION 7.2         Responsibilities of Seller.......................... 20
     SECTION 7.3         Further Action Evidencing Purchases................. 20

ARTICLE VIII
     [RESERVED].............................................................. 21

ARTICLE IX
INDEMNIFICATION AND REPURCHASE OBLIGATIONS
     SECTION 9.1         Indemnities by Seller............................... 21

ARTICLE X
MISCELLANEOUS
     SECTION 10.1        Amendments; Waivers, Etc............................ 23
     SECTION 10.2        Notices, Etc........................................ 23
     SECTION 10.3        Cumulative Remedies................................. 24
     SECTION 10.4        Binding Effect; Assignability; Survival of
                          Provisions......................................... 24
     SECTION 10.5        Governing Law....................................... 24
     SECTION 10.6        Costs, Expenses and Taxes........................... 24
     SECTION 10.7        Submission to Jurisdiction.......................... 24
     SECTION 10.8        Waiver of Jury Trial................................ 25
     SECTION 10.9        Integration......................................... 25
     SECTION 10.10       Counterparts........................................ 25
     SECTION 10.11       Acknowledgement and Consent......................... 25
     SECTION 10.12       No Partnership or Joint Venture..................... 26
     SECTION 10.13       No Proceedings...................................... 26
     SECTION 10.14       Severability of Provisions.......................... 26
     SECTION 10.15       Recourse to Buyer................................... 26

                                    EXHIBITS

     EXHIBIT A           Form of Revolving Credit Agreement
     EXHIBIT B           Form of Seller Assignment Certificate
     EXHIBIT C           Form of Assumption Agreement
     EXHIBIT D           Form of Buyer's Articles of Incorporation and Bylaws
     EXHIBIT E           Seller's Statement of Policy and Procedures

                                   SCHEDULES

     SCHEDULE 1.1(a)     Eligible Receivables as of Initial Cut-Off Date
     SCHEDULE 5.1(f)     Litigation and Other Proceedings
     SCHEDULE 5.1(h)     Offices of Seller where Records are Maintained
     SCHEDULE 5.1(q) Legal Names, Trade Names and Names Under Which the Companies Do Business
     SCHEDULE 5.1(t)     Software Programs and Licenses

                                     (ii)

     This Purchase and Sale Agreement, dated as of June 27, 1997 (this "Agreement"), is made between HCFP FUNDING II, INC., a Delaware corporation ("Seller"), and WISCONSIN CIRCLE II FUNDING CORPORATION, a Delaware corporation ("Buyer").

     Pursuant to the Pooling and Servicing Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Pooling Agreement"), Buyer intends to transfer its interests in the Receivables sold pursuant hereto to the Trust in order to, among other things, finance its purchases hereunder. Except as otherwise defined herein, capitalized terms have the meanings assigned to them in Appendix A to the Pooling Agreement, and this Agreement shall be interpreted in accordance with the conventions set forth in Part B of such Appendix A.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:


                                   ARTICLE I
                         AGREEMENT TO PURCHASE AND SELL

     SECTION 1.1    Agreement to Purchase and Sell.  (a) Seller hereby sells,
                    ------------------------------
transfers, assigns, sets over and conveys to Buyer, and Buyer agrees to purchase from Seller, at the times set forth in Section 1.2, all of Seller's right, title
                                       -----------
and interest in, to and under:

     (i) the Eligible Receivables of Seller that exist and are owing to Seller as at the closing of Seller's business on the Initial Cut-Off Date,

     (ii) subject to subsection (b) below, the Eligible Receivables created by Seller that arise during the period from and including the closing of Seller's business on the Initial Cut-Off Date to but excluding the Purchase Termination Date,

     (iii) all Related Security with respect to such Eligible Receivables of Seller,

     (iv) all proceeds of the foregoing, including without limitation all funds received by any Person in payment of any amounts owed (including invoice prices, finance charges, late fees, interest and all other charges, if any) in respect of any Eligible Receivable described above or Related Security with respect to any such Eligible Receivable, and otherwise applied to repay or discharge any such Eligible Receivable or other collateral or property of any Obligor or any other party directly or indirectly liable for payment of such Eligible Receivables and originally pledged to Seller, and

     (v) all Records relating to any of the foregoing.

     (b) Except as provided in this paragraph, Seller shall use its best efforts to assure that all Receivables that it generates are Eligible Receivables qualifying for purchase by Buyer hereunder. The foregoing notwithstanding, Seller may exclude from sale to the Buyer (i) Eligible ABL Receivables and (ii) such other Receivables as Seller may elect at its option;

provided, however, that any Receivables excluded pursuant to clause (ii) above may not be sold or otherwise financed through a competing warehouse facility, line of credit, or other form of financing arrangement or securitization facility that is not sponsored, underwritten or otherwise created by Credit Suisse First Boston Corporation or its Affiliate.

     As used herein, (i) "Purchased Receivables" means the items listed above in clauses (a)(i) and (a)(ii), (ii) "Related Purchased Assets" means the items listed above in clauses (a)(iii), (a)(iv) and (a)(v), (iii) "Purchased Assets" means, collectively, the Purchased Receivables and the Related Purchased Assets and (iv) "Purchase Termination Date" means the earliest to occur of the following:

          (1)  a Bankruptcy Event occurs;

          (2) The Internal Revenue Service or the PBGC files one or more Tax or ERISA Liens against the assets of Seller or Buyer (including Receivables), and such liens are not removed within 30 days; or

          (3) the Amortization Commencement Date.

     SECTION 1.2    Timing of Purchases.
                    -------------------

     (a) Initial Purchases.  All of the Purchased Assets of Seller that exist at
         -----------------
the closing of Seller's business on the Initial Cut-Off Date shall be sold to Buyer on the Closing Date.

     (b) Regular Purchases.  Except as otherwise provided in Section 1.1 hereof,
         -----------------
after the closing of Seller's business on the Initial Cut Off Date until the closing of Seller's business on the Business Day immediately preceding the Purchase Termination Date, all Purchased Receivables and the Related Purchased Assets of Seller shall be sold to Buyer pursuant hereto immediately (and without further action by any Person) on each Subsequent Closing Date, subject to (i) Seller having provided Buyer and Required Person with a copy of its internal underwriting analysis (together with applicable supporting materials) not less than four (4) Business Days prior to the date of such proposed sale, (ii) Seller providing Buyer and Trustee with two (2) Business Days' prior written notice of such sale, and (iii) in the event such sale is to be funded by Buyer with amounts drawn from Investor Certificateholders, such amounts meet the funding conditions under the Certificate Purchase Agreements.

     The foregoing paragraph notwithstanding, Buyer shall not purchase Receivables from Seller while any default by Seller, irrespective of any grace or cure periods, is pending under any Transaction Document, or while any amounts are due from Seller under Article IX hereof; provided, that with the written
                                             --------
consent of the Required Persons (which may be withheld in their sole discretion), Buyer and Seller may credit any amounts due from Seller to Buyer under Article IX hereof against the Purchase Price due Seller.

     SECTION 1.3    Consideration for Purchases.  On the terms and subject to
                    ---------------------------
the conditions set forth in this Agreement, Buyer agrees to make Purchase Price payments to Seller in accordance with Article III.
                                      -----------

     SECTION 1.4    No Recourse.  Except as specifically provided in this
                    -----------
Agreement, the sale and purchase of Purchased Assets under this Agreement shall be without recourse to Seller; it being understood that Seller shall be liable to Buyer for all representations, warranties, covenants and indemnities made by Seller pursuant to the terms of this Agreement, all of which obligations are limited so as not to constitute recourse to Seller for the credit risk of the Obligors.

     SECTION 1.5    No Assumption of Obligations Relating to Receivables and
                    --------------------------------------------------------
Related Assets.  None of Buyer, any Servicer (in its capacity as Servicer),
--------------
Trustee or any assignee thereof shall have any obligation or liability to any Obligor or other customer or client of Seller. No such obligation or liability is intended to be assumed by Buyer, any Servicer (in its capacity as Servicer), Trustee, or any assignee hereunder, and any assumption thereof is expressly disclaimed.

     SECTION 1.6    True Sales.  Seller and Buyer intend the transfers of
                    ----------
Receivables hereunder to be true sales by Seller to Buyer that are absolute and irrevocable and that provide Buyer with the full benefits of ownership of the Receivables.

     Buyer and Seller do not intend that the conveyance of the Purchased Assets by Seller be deemed a grant of a lien on or security interest in the Purchased Assets by Seller to Buyer to secure a debt or other obligation of Seller. However, in the event that, notwithstanding the intent of the parties, any Purchased Assets are property of Seller's estate, then (i) this Agreement also shall be deemed to be and hereby is an assignment of mortgage and a security agreement within the meaning of the UCC, and (ii) the conveyance by Seller provided for in this Agreement shall be deemed to be a grant by Seller to Buyer of, and Seller hereby grants to Buyer, a lien on and security interest in and to all of Seller's right, title and interest in, whether now owned or hereafter acquired, to and under the Purchased Assets to secure (1) the rights of Buyer hereunder and (2) a nonrecourse loan by Buyer to Seller in the amount of the related Purchase Price of the Purchased Assets sold by Seller to Buyer. Seller and Buyer, to the extent consistent with this Agreement, shall take such actions as may be necessary to ensure that if this Agreement were deemed to create a lien on and security interest in the Purchased Assets, such security interest would be deemed to be a perfected security interest of first priority (subject to Permitted Adverse Claims) in favor of Buyer under applicable law ab initio and will be maintained as such throughout the term of this Agreement.

     SECTION 1.7    Evidencing Purchases.  With respect to the Eligible STL
                    --------------------
Receivables secured in whole or in part by real property the Seller shall deliver to the Buyer on the applicable Subsequent Closing Date the Mortgage File for each Purchased Receivable and all escrowed funds held by the Seller with respect to such Receivables. Each Mortgage File (the "Mortgage File") shall contain the following documents:

          (a) the original mortgage note, endorsed (either on the mortgage note or to the extent permitted by applicable state law by an allonge annexed thereto) without recourse in blank with all intervening endorsements (either on the mortgage note or to the extent permitted by applicable state law by allonge annexed thereto) showing a complete chain of endorsement from the originator to Seller, and if the mortgage note or mortgage or any other material document or instrument relating to the mortgage loan has been signed on behalf of the mortgagor by another person under a power of attorney, the original power of attorney or other instrument that authorized and empowered such person to sign, or a copy of the original power of attorney or other instrument certified by the relevant public recording office in those instances in which the public recording office retains the original;

          (b) the original mortgage (or a certified copy), and any intervening assignment thereof (or a certified copy), in each case as recorded, with evidence of recording indicated thereon;

          (c) an original assignment of mortgage in recordable form signed by the holder of record in blank;

          (d) the original or certified copies of each guaranty, assumption, modification, forbearance, written assurance, consolidation and extension agreements, guarantee or substitution agreement, or any other written agreement (including any management agreements currently in force), if any, with respect to such mortgage loan, with evidence of recording, if any, indicated thereon, as identified on the mortgage loan schedule; provided that no such agreement need be recorded if Seller certifies the recording thereof is not appropriate or recording is not customary.

          (e) the original or certified copies of a security agreement, if any, and, if there is any separate assignment of leases and/or rents, the assignment of leases and/or rents relating to the mortgage loan, such assignment of leases and/or rents to be in recordable form; and each intervening assignment of assignment of leases and/or rents, if any, from the original mortgagee to Seller, as recorded, and the assignment of assignment of leases and/or rents from Seller in blank but otherwise in recordable form;

          (f) original UCC-2 or UCC-3 Assignments, as applicable, assigning the interests in personal property security and any other collateral security secured by all UCC-1 financing statements relating to the mortgage loan from Seller signed in blank in form for filing in the applicable public recording office;

          (g) the original lender's title policy and all riders thereto, or, in the event such original title policy has not been received from the insurer, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company, and the escrow closing instructions specifying acceptability of such document, with the original policy of title insurance to be delivered promptly following receive thereof from the applicable insurer, but in any case not later than 120 days after the closing date of such mortgage loan;

          (h) any and all amendments, modifications and supplements to, and waivers related to, any of the foregoing; and

          (i) any other documents, certificates, papers or records relating to the mortgage loan in the possession of the Seller including, but not limited to hazard insurance policies, surveys, appraisals, Phase I or engineering reports, asset summaries, Mortgagor financials, audit work papers, credit reports, certificates of occupancy, photographs, tax and insurance receipts and correspondence, exclusive of documents prepared by Seller or any of its affiliates solely
                                     ------
     for internal use; provided, however, that delivery of any such documents,
                       --------  -------
     certificates, papers or records described in this clause (i) to the Servicer shall constitute compliance by Seller with its obligations under this clause (i).

     Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan Seller cannot deliver an original recorded counterpart of any of the documents required to be delivered in recorded form pursuant to clauses (b),
(c), (d), (e) or (f) above with evidence of recording thereon on the Closing Date, Seller shall deliver, or cause to be delivered, to the Purchaser a duplicate original or true copy of such document certified by Seller or the applicable public recording office to be a true and complete duplicate original or copy of the original thereof submitted for recording. With respect to clauses (b), (c), (d), (e) or (f), Seller shall promptly deliver, or cause to be delivered, to the Purchaser (A) such original document, with evidence of recording indicated thereon, or a photocopy of such document certified by the appropriate county recorder's office to be a true and complete copy of the original thereof, upon receipt thereof from the public recording official, and
(B) upon discovery of any defect or omission in the deliveries of any of items
(b), (c), (d), (e), (f) or (h) above with respect to any Mortgage Loan, a correct and complete document or instrument meeting the requirements of such items or a certified copy thereof, certified by the relevant recording office, but in no event shall any such delivery be made later than 120 days following the Closing Date.

     Notwithstanding the foregoing, in the event that Seller cannot deliver to the Purchaser any UCC-2 or UCC-3 Assignment with the filing information of the UCC-1 Financing Statement being assigned, solely because of a delay caused by the public filing office where such UCC-1 Financing Statement has been delivered for filing, Seller shall deliver or cause to be delivered to the Purchaser a photocopy of such UCC-2 or UCC-3 Assignment with the filing information left blank. Seller, promptly upon receipt of the applicable filing information of the UCC-1 Financing Statement being so assigned, shall deliver to the Purchaser the original UCC-2 or UCC-3 Assignment with all appropriate filing information set forth thereon.

     With respect to Eligible ABL Receivables and Eligible SDWW Receivables Seller shall (i) obtain, execute and file such Public Notices and such other instruments or notices, as Buyer or Servicer may reasonably determine to be necessary or appropriate, and (ii) mark any records its retains evidencing the Purchased Assets (including any Obligor Loan Agreements) with the following legend:

          THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN SOLD TO WISCONSIN CIRCLE II FUNDING CORPORATION ("BUYER") PURSUANT TO A PURCHASE AND SALE AGREEMENT, DATED AS OF JUNE 27, 1997, AMONG HCFP FUNDING II, INC. AND BUYER; AND SUCH RECEIVABLES HAVE BEEN TRANSFERRED TO THE STL 1997-1 TRUST PURSUANT TO A POOLING AND SERVICING AGREEMENT, DATED AS OF THE SAME DATE, AMONG BUYER, AS TRANSFEROR, HCFP FUNDING II, INC. AS
          THE INITIAL SERVICER, AND FIRST BANK NATIONAL ASSOCIATION, AS TRUSTEE.

Seller hereby authorizes Buyer or its designee to file one or more Public Notices relative to all or any of the Purchased Assets, in each case whether now existing or hereafter generated by Seller.

     Furthermore, upon request of Buyer or its assignees, Seller shall execute such individual endorsements, assignments of security agreements, mortgages, financing statements and other documents as the Buyer or Servicer, each in its reasonable discretion, deems to be necessary or appropriate to effect or evidence the transfer to Buyer of Seller's right, title and interest in the Purchased Assets. Seller shall be responsible for the preparation of such assignments, endorsements, assumptions and other documents or instruments and the payment of any costs associated with such preparation. Buyer shall be responsible for the recording of such assignments and for the payment of any costs associated with such recording.


                                   ARTICLE II
                PURCHASE REPORTS; CALCULATION OF PURCHASE PRICE

     SECTION 2.1    Purchase Reports.  On each Subsequent Closing Date, Seller
                    ----------------
shall deliver to Buyer and Trustee a purchase report (the "Purchase Report") with respect to Seller's sale of Receivables to Buyer that are to be made on each Subsequent Closing Date, as applicable (the "Designated Receivables"). Each Purchase Report shall (except as otherwise provided in Section 1.7) be accompanied by the original instruments, if any, evidencing the Designated Receivables and shall set forth (i) the aggregate face amount of the Designated Receivables, (ii) the related Obligor for each of Designated Receivables and
(iii) the purchase price (the "Purchase Price") to be paid to Seller on each Subsequent Closing Date, as applicable, with respect to the Purchased Assets comprising or related to such Designated Receivables.

     SECTION 2.2    Calculation of Purchase Price.  The Purchase Price with
                    -----------------------------
respect to the Purchased Assets comprising or related to Designated Receivables described in any Purchase Report shall be the fair market value of the Receivables, shall be qual to the outstanding principal balance of the applicable Receivable as of the applicable Subsequent Closing Date.


                                  ARTICLE III
                   PAYMENT OF PURCHASE PRICE; SERVICING, ETC.

     SECTION 3.1    Purchase Price Payments.  The Purchase Price of Eligible
                    -----------------------
Receivables purchased from Seller by Buyer on the applicable Subsequent Closing Date shall be paid by Buyer to Seller on the applicable Subsequent Closing Date,
(i) in cash, (ii) with the consent of Seller, which consent shall be in Seller's sole discretion and which may be withheld by Seller for any reason or for no reason, by means of capital contributed by Seller to Buyer, or (iii) with the consent of Seller, which consent shall be in Seller's sole discretion and which may be withheld by Seller for any reason or for no reason, any combination of the foregoing.


     SECTION 3.2  Servicing of Receivables and Related Assets.  Consistent with
                  -------------------------------------------
Buyer's ownership of the Purchased Assets, as between the parties to this Agreement, Buyer shall have the sole right to service, administer and collect the Purchased Receivables, to assign the right and to delegate the right to others. Without limiting the generality of Section 10.11, Seller hereby
                                            -------------
acknowledges and agrees that (i) Buyer may assign to Trustee for the benefit of the Investor Certificateholders the rights and interests of Buyer hereunder,
(ii) Buyer may engage Seller under the Pooling Agreement to service the Purchased Assets and (iii) Seller shall cooperate fully with Trustee in the exercise of such rights and interests. As more fully described in Section 11.11
                                                                   -------------
and in the Pooling Agreement, Trustee may exercise the rights in the place of Buyer (as assignee or otherwise). On or prior to each Subsequent Closing Date on which Seller is selling Receivables to Buyer, Seller will (A) assemble all of the Records that are necessary or appropriate to collect the Purchased Assets, and shall make the same available to Trustee at one or more places selected by Trustee or its designee, and (B) permit, upon not less than one (1) Business Days' prior written notice, Trustee and any Investor Certificateholder and their respective agents, employees and assignees access to its facilities and such Records.


                                   ARTICLE IV
                            CONDITIONS TO PURCHASES

     SECTION 4.1    Conditions Precedent to Initial Purchase.  The initial
                    ----------------------------------------
purchase hereunder is subject to the conditions precedent that (i) each of the conditions precedent to the execution, delivery and effectiveness of each other Transaction Document (other than a condition precedent in any other Transaction Document relating to the effectiveness of this Agreement) shall have been fulfilled to the satisfaction of Buyer, (ii) CSFB shall have been paid the fee then due under Section 10.17 herein, and (iii) Buyer shall have received each of
               -------------
the following, on or before the Closing Date, each (unless otherwise indicated) dated the date hereof or the Closing Date and each (unless otherwise indicated) in form and substance satisfactory to Buyer:

     (a) Seller Assignment Certificate.  A Seller Assignment Certificate from
         -----------------------------
Seller in the form of Exhibit B, duly completed, executed and delivered by
                      ---------
Seller,

     (b) Resolutions.  A copy of the resolutions of the Board of Directors of
         -----------
Seller approving this Agreement and the other Transaction Documents to be delivered by it hereunder and the transactions contemplated hereby and thereby and addressing such other matters as may be required by Buyer, certified by its Secretary or Assistant Secretary, each as of a recent date acceptable to Buyer,

     (c) Good Standing Certificate of Seller; Certificates as to Foreign
         ---------------------------------------------------------------
Qualification of Seller.  A good standing certificate for Seller, issued as of a
-----------------------
recent date by the Secretary of State of: (i) the jurisdiction of its incorporation and (ii) each state in which Seller does business and where the failure so to be in good standing reasonably could be expected to have a Material Adverse Effect.

     (d) Incumbency Certificate.  A certificate of the Secretary or Assistant
         ----------------------
Secretary of Seller certifying, as of a recent date reasonably acceptable to Buyer, the names and true signatures of the officers authorized on Seller's behalf to sign the Transaction Documents to be delivered by Seller (on which certificate Buyer, Trustee and Servicer may conclusively rely until such time as Buyer shall receive from Seller (with a copy to Trustee and Servicer), a revised certificate meeting the requirements of this subsection),

     (e) Other Transaction Documents.  Original copies, executed by each of the
         ---------------------------
parties thereto in such reasonable number as shall be specified by Buyer, of each of the other Transaction Documents to be executed and delivered in connection herewith, and

     (f) License Agreements.  Duly executed counterparts of (i) software license
         ------------------
agreements if Seller uses its own proprietary software in the origination or servicing of Receivables or Related Assets, and (ii) amendments to any license agreement between Seller and any third party vendor.

     (g) Accountants' Report.  Audited consolidated financial statements for the
         -------------------
Guarantor's 1996 fiscal year, and unaudited financial statements for the quarter ending March 31, 1997 prepared by Guarantor and audited in the case of the audited statements, by Ernst & Young LLP, demonstrating, in each case, that Guarantor has stockholders' equity of at least $20,000,000, and otherwise in form and substance satisfactory to Buyer.

     SECTION 4.2    Certification as to Representations and Warranties.  Seller
                    --------------------------------------------------
(by accepting the Purchase Price paid for each Purchase) shall be deemed to have certified with respect to all Purchased Assets to be sold on any day that its representations and warranties contained in Article V are true and correct on
                                            ---------
and as of such day, with the same effect as though made on and as of such day provided that if such representations and warranties are originally made with respect to a date certain such date shall be deemed to be the date of such Purchase and provided further that from and after the termination of the Guarantee pursuant to Section 1.3 thereof, the representations and warranties set forth in subsection (i) of Section 5.1 shall be deemed to be representations as to the financial statements of Seller, which financial statements shall be prepared on a basis that is not consolidated with Guarantor.

     SECTION 4.3    Effect of Payment of Purchase Price.  Upon the payment of
                    -----------------------------------
the Purchase Price for any Purchase (whether in cash or by a capital contribution), title to the Purchased Assets included in the Purchase shall vest in Buyer, whether or not the conditions precedent to the Purchase were in fact satisfied; provided, however, that Buyer shall not be deemed to have waived any claim it may have under this Agreement for the failure by Seller in fact to satisfy any such condition precedent.


                                   ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

     SECTION 5.1    General Representations and Warranties of Seller.  In order
                    ------------------------------------------------
to induce Buyer to enter into this Agreement and to make Purchases hereunder, Seller hereby makes the following representations and warranties at the times and to the extent set forth in Section 4.2.
                               -----------

     (a) Organization and Good Standing.  Seller is a corporation duly
         ------------------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has full power and authority to own its properties and to conduct its business as the properties presently are owned and the business presently is conducted. Seller had at all relevant times, and now has, all necessary power, authority and legal right to own, sell and (if applicable) contribute the Purchased Assets.

     (b) Due Qualification.  Seller is duly qualified to do business and is in
         -----------------
good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals, in all jurisdiction in which the ownership or lease of property or the conduct of its business requires qualifications, licenses or approvals and in which failure to maintain such qualifications, licenses and approvals would have a material adverse effect on the Purchased Assets or the ability of Seller to perform its obligations under this Agreement.

     (c) Power and Authority; Due Authorization.  Seller has (i) all necessary
         --------------------------------------
power and authority to (A) execute and deliver this Agreement and the other Transaction Documents to which it is a party, (B) perform its obligations under this Agreement and the other Transaction Documents to which it is a party, and
(C) sell, assign and (if applicable) contribute the Purchased Assets on the terms and subject to the conditions herein and therein provided and (ii) duly authorized by all necessary action such sale, assignment and (if applicable) contribution, the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party an the consummation of the transactions provided for in this Agreement and the other Transaction Documents to which it is a party.

     (d) Valid Sale; Binding Obligations.  Each sale of Purchased Assets made by
         -------------------------------
Seller pursuant to this Agreement, and (if applicable) each contribution of Purchased Assets made to Buyer shall constitute a valid sale, transfer and assignment of all of Seller's right, title and interest in, to and under such Purchased Assets, free and clear of any Adverse Claim (other than any Permitted Adverse Claim). This Agreement constitutes, and each other Transaction Document to which Seller is a party when duly executed and delivered will constitute, a legal, valid and binding obligation of Seller, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar law as affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law.

     (e) No Conflict or Violation.  The execution, delivery and performance of,
         ------------------------
and the consummation of the transactions contemplated by, this Agreement and the other Transaction Documents to be signed by Seller and the fulfillment of the terms hereof and thereof will not (i) conflict with, violate, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time of both) a default under, (A) its articles of incorporation, bylaws, certificate of organization or operating agreement, as applicable, or (B) any indenture, loan agreement, mortgage, deed of trust or other agreement or instrument to which Seller is a party or by which it or any of its properties is bound, (ii) result in the creation or imposition of any Adverse Claim upon any of the Purchased Assets pursuant to the terms of any such indenture, loan agreement, mortgage, deed of trust or other agreement or instrument, other than pursuant to this Agreement and the other Transaction Documents, or (iii) conflict with or violate any federal, state, local or foreign law or any decision, decree, order, rule or regulation applicable to it or any of its properties of any court or of any federal, state, local or foreign regulatory body, administrative agency or other governmental instrumentality having jurisdiction over it or any of its properties.

     (f) Litigation and Other Proceedings.  Except as described in Schedule
         --------------------------------                          --------
5.1(f), (i) there is no action, suit, proceeding or investigation pending
------
against Seller or, to the best knowledge of Seller, threatened, against Seller before any court, regulatory body, arbitrator, administrative agency or other tribunal or governmental instrumentality and (ii) it is not subject to any order, judgment, decree, injunction, stipulation or consent order of or with any court or other government authority that, in the case of each of clauses (i) and
                                                                 -----------
(ii), (A) asserts the invalidity of this Agreement or any other Transaction
----
Document, (B) seeks to prevent the sale, assignment or contribution of any Purchased Assets by Seller to Buyer, the issuance of any Seller Assignment Certificate or the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document, (C) seeks any determination or ruling that would materially and adversely affect the performance by Seller of its obligations under this Agreement or any other Transaction Document, (D) seeks to affect adversely the income tax attributes of the purchases hereunder or Seller Assignment Certificate, in the case of each of the foregoing whether under the United States Federal income tax system or any state income tax system, or (E) individually or in the aggregate for all such actions, suits, proceedings and investigations has or would have a reasonable likelihood of having a Material Adverse Effect with respect to Seller or Buyer.

     (g) Third Party Approvals.  Except for the filing of the Public Notices and
         ---------------------
documents referred to in Section 1.7, all authorizations, consents, orders and
                         -----------
approvals of, or other action by, any Governmental Authority or other third party that are required to be obtained by Seller, and all notices to and filings with any Governmental Authority or other third party that are required to be made by it, in the case of each of the foregoing in connection with the conveyance of Purchased Assets or the due execution, delivery and performance by Seller of this Agreement, any Seller Assignment Certificate or any other Transaction Document to which it is a party and the consummation of the transactions contemplated by this Agreement and the other Transaction Documents, have been obtained or made and are in full force and effect, except where the failure to obtain or make any such authorization, consent, order, approval, notice or filing, individually or in the aggregate for all such failures, does not have, and would not have a reasonable likelihood of having, a Material Adverse Effect with respect to Seller or Buyer. All Public Notices and documents described under Section 1.7 will have been obtained as required.
                          -----------

     (h) Bulk Sales Act.  No transaction contemplated by this Agreement or any
         --------------
other Transaction Document requires compliance with, or will be subject to avoidance under, any bulk sales act or similar law.

     (i) Financial Condition.  The consolidated balance sheet of Guarantor as at
         -------------------
the end of Guarantor's most recent fiscal year and the related consolidated statements of earnings, stockholders' equity and cash flows of Guarantor for such fiscal year (such balance sheet and related statements being audited) and the unaudited consolidated balance sheet of Guarantor and its consolidated group as at the end of Seller's most recent fiscal quarter and the related statements of earnings, stockholders' equity and cash flows of Guarantor and its consolidated group for such fiscal quarter, copies of which have been furnished to Buyer, Trustee and each Required Person, fairly present the consolidated financial position and business of Guarantor as at the dates specified therein and the consolidated results of the operations of Guarantor and its consolidated group for the periods ended on such dates, all in accordance with GAAP consistently applied throughout the periods reflected therein, and, since the end of Guarantor's most recent fiscal year through the date hereof there has been no material adverse change in the condition (financial or otherwise), business or operations of Guarantor and its consolidated group.

     (j) Margin Regulations.  No use of any funds obtained by Seller under this
         ------------------
Agreement will conflict with or contravene any of Regulations G, T, U and X promulgated by the Federal Reserve Board from time to time.

     (k)  Quality of Title.
          ----------------

            (i) Immediately before each purchase to be made by Buyer hereunder, each Purchased Asset of Seller that is then to be transferred to Buyer hereunder shall be owned by Seller free and clear of any Adverse Claim (other than any Permitted Adverse Claim or any Adverse Claim arising solely as the result of any action taken by Buyer hereunder or by Trustee under the Pooling Agreement); provided that the existence of an Adverse Claim that is released on the Closing Date (upon application of the proceeds of the issuance of Certificates on that date) shall not constitute a breach of this representation and warranty; and Seller shall have made or effected all Public Notices and shall have taken all other action under applicable law in each relevant jurisdiction in order to protect and perfect the ownership or security interest of Buyer and its successors in the Purchased Assets against all creditors of, and purchasers from, Seller.

            (ii) No effective Public Notice that covers all or part of any Receivable originated by Seller, any interest therein or any Related Asset with respect thereto is on file in any recording office except such as may be filed (A) in favor of Seller in accordance with the Obligor Loan Agreements (B) in favor of Buyer pursuant to this Agreement and (C) in favor of Trustee, for the benefit of the Investor Certificateholders, in accordance with the Pooling Agreement.

            (iii) Seller is and, after consummation of the transactions contemplated herein, will be Solvent.

            (iv) Each Purchase by Buyer from Seller constitutes a true and valid sale of the Purchased Assets under applicable state law and true and valid assignments and transfers for consideration (and not merely a pledge of the Purchased Assets for security purposes), enforceable against the creditors of Seller, and no Purchased Assets transferred to Buyer hereunder shall constitute property of Seller.

     (l) Eligible Receivables.  On the date of each Purchase of Receivables
         --------------------
hereunder from Seller, such Receivables are Eligible Receivables.

     (m) Accuracy of Information.  All written information furnished by or on
         -----------------------
behalf of Seller to Buyer, Trustee or any Investor Certificateholder pursuant to or in connection with any Transaction Document or any transaction contemplated herein or therein shall not contain any untrue statement of a material fact or omit to state material facts necessary to make the statements made therein not misleading, in each case in the light of the circumstances under which the statements were made or the information was furnished, or any of such information has been corrected in writing by Seller delivered to Buyer, Trustee or the Investor Certificateholder, as applicable, sufficiently prior to the date such information becomes material as to eliminate the effect of any prior inaccuracy or omission.

     (n) Offices.  The principal place of business and chief executive office of
         -------
Seller is located at the address set forth under Seller's signature hereto, and any other location which has been Seller's principal place of business or chief executive office during the past four months or in which Seller keeps (or has kept during the past four months) all Records, invoices, purchase orders and agreements related to the Purchased Assets (and all original documents relating thereto) is specified in Schedule 5.1(n) (or at such other locations, notified
                         ---------------
to Trustee and each Required Person in accordance with Section 6.1(f), in
                                                       --------------
jurisdictions where all action required pursuant to Section 7.3 has been taken
                                                    -----------
and completed).

     (o) Payment Instructions.  Seller has instructed all Obligors with respect
         --------------------
to Receivables that have been transferred to Buyer to submit all payments on the Purchased Assets directly to the Master Collection Account. Any payments on Purchased Assets received by the Seller will be deposited with the Trustee within two Business Days of receipt for credit in the Master Collection Account.

     (p) Compliance with Applicable Laws.  Seller is in compliance in all
         -------------------------------
material respects with the requirements of all applicable laws, rules, regulations and orders of all Governmental Authorities (federal, state, local or foreign, and including consumer protection and environmental laws) to the extent the failure to comply, individually or in the aggregate for all such failures, has, or has a reasonable likelihood of having, a Material Adverse Effect with respect to Seller or Buyer.

     (q) Legal Names.  Except as set forth in Schedule 5.1(q), since January 1,
         -----------                          ---------------
1992 Seller has not been known by any legal name other than HCFP Funding II, L.P. or its corporate name as of the date hereof, except to the extent permitted otherwise pursuant to Section 6.3(e), nor has Seller been the subject of any
                      --------------
merger, consolidation, amalgamation or other corporate reorganization since January 1, 1992 that resulted in a change of name, identity or corporate structure. Seller uses no trade names other than its actual corporate name and the trade names set forth in Schedule 5.1(q).
                             ---------------

     (r) Investment Company Act.  Seller is not, and is not controlled by, any
         ----------------------
"investment company" registered or required to be registered under the Investment Company Act of 1940, as amended.

     (s) Taxes.  Seller has filed or caused to be filed all tax returns (foreign
         -----
or domestic, federal, province, territory, state or local) and reports required by law to have been filed by it (except such returns the non-filing of which do not have, and do not present a reasonable likelihood of having, a Material Adverse Effect with respect to Seller or Buyer) and has paid all taxes, assessments and governmental charges which are due and payable by it, except any such taxes, assessments or charges (i) that are being diligently contested in good faith by appropriate proceedings, (ii) for which adequate reserves in accordance with GAAP have been set aside on its books, and (iii) with respect to which no Adverse Claim, except Permitted Adverse Claims, has been imposed upon any Purchased Assets .

     (t) Proprietary Software Programs.  Each proprietary software program, and
         -----------------------------
any license or other agreement relating to such program, used in the origination or servicing of Purchased Assets is described in Schedule 5.1(t) and has been
                                                 ---------------
provided to the Trustee.

     (u) Non-Seller Originated Receivables.  To the extent Seller did not
         ---------------------------------
originate any of the Purchased Assets, such Purchased Assets were acquired by Seller from loan originators pursuant to duly executed, valid, binding and enforceable purchase agreements, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar law as affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law. Neither Seller nor, to Seller's Knowledge, the applicable seller under such loan sale agreements is in default under any such agreement. Seller has delivered to Buyer and Trustee a true, correct and complete copy of each such loan agreement.

     SECTION 5.2  Representations and Warranties of Buyer.  From the date hereof
                  ---------------------------------------
until the Purchase Termination Date, Buyer hereby represents and warrants that
(a) this Agreement (i) has been duly authorized, executed and delivered by Buyer and (ii) constitutes the legal, valid and binding obligation of Buyer, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law, and (b) the execution, delivery and performance of this Agreement does not violate any applicable law or any agreement to which Buyer is a party or by which its properties are bound.


                                   ARTICLE VI
                          GENERAL COVENANTS OF SELLER

     SECTION 6.1  Affirmative Covenants.  From the Closing Date until the first
                  ---------------------
day following the Purchase Termination Date on which all Obligations of Seller shall have been finally and fully paid and performed and the Invested Amount for each Series shall have been reduced to zero, unless Buyer shall otherwise give its prior written consent, Seller hereby agrees that it will perform the covenants and agreements set forth in this Section 6.1.

     (a) Compliance with Laws.  Seller will comply in all material respects with
         --------------------
all applicable laws, rules, regulations, judgments, decrees and others (including those relating to the Purchased Assets and the related Obligor Loan Agreements and any other agreements related thereto), in each case to the extent the failure to comply, individually or in the aggregate for all such failures, has, or has a reasonable likelihood of having, a Material Adverse Effect with respect to Seller or Buyer.

     (b) Preservation of Corporate Existence.  Seller will preserve and maintain
         -----------------------------------
its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualifications has, or has a reasonable likelihood of having, a Material Adverse Effect with respect to Seller or Buyer.

     (c) Receivables Reviews.  Seller shall, during regular business hours,
         -------------------
permit Buyer, Trustee, the Investor Certificateholders and their respective agents or representatives, at the expense of Seller, (i) to examine and make copies of and abstracts from, and to conduct accounting reviews of, all Records in the possession or under the control of Seller relating to the Purchased Assets, and (ii) to visit the offices of Seller for the purpose of examining the materials described in clause (i) above, and to discuss matters relating to any
                       ----------

Purchased Assets or Seller's performance hereunder with any of the Authorized Officers of Seller or, with the prior consent of an Authorized Officer of Seller, with employees of Seller having knowledge of such matters (the examinations set forth in the foregoing clauses (i) and (ii) being herein called
                                        -----------     ----
a "Seller Receivables Review"). Each Seller Receivables Review shall require not less than three Business Days' prior notice to Seller, unless Seller is in default in any material respect under any Transaction Document, in which event only one Business Days' prior notice shall be required. Buyer, Trustee, and the Required Persons shall each be entitled to conduct Seller Receivables Reviews whenever such Person deems it appropriate.

     (d) Keeping of Records and Books of Account.  Seller shall maintain and
         ---------------------------------------
implement administrative and operating procedures (including an ability to re-create records evidencing its Purchased Assets in the event of the destruction of the originals thereof), and shall keep and maintain all documents, books, records and other information that are necessary or advisable in accordance with prudent industry practice and custom for transactions of this type for the collection and conveyance of all Purchased Assets, and such other records and information as may be reasonably requested by Buyer, Servicer, Trustee or the Required Persons. Upon the reasonable request of Buyer made at any time after the occurrence and continuance of a Servicer Default, Seller will deliver copies of all books and records maintained pursuant to this subsection to Trustee. Seller shall maintain at all times accurate and complete books, records and accounts relating to the Purchased Assets and all Collections thereon received by Seller in which timely entries shall be made. Such books and records shall be marked to indicate the sales of all Purchased Assets hereunder and shall include all payments received and all credits and extensions granted with respect to the Purchased Receivables.

     (e) Performance and Compliance with Obligor Loan Agreements.  Seller will,
         -------------------------------------------------------
at its expense, timely and fully perform and comply with all provisions, covenants and other promises required to be observed by it under the Obligor Loan Agreements related to the Purchased Assets, in each case to the extent failure to perform or comply has, or has a reasonable likelihood of having, a Material Adverse Effect with respect to Seller or Buyer.

     (f) Location of Records and Offices.  Seller will keep its principal place
         -------------------------------
of business and chief executive office, and the offices where it keeps all Records related to the Purchased Assets (and all original documents relating thereto), at the addresses referred to in Schedule 5.1(n) or, upon not less than
                                          ---------------
30 days' prior written notice given by Seller to Buyer, Trustee, Servicer and each Required Person at such other locations in jurisdictions where all action required by Section 7.3 shall have been taken and completed.
            -----------

     (g) Credit and Collection Policy.  Seller shall adhere to its Seller's
         ----------------------------
Credit and Collection Policy in all material respects unless Buyer provides it written consent to do otherwise.

     (h) Separate Existence of Buyer.  Seller hereby acknowledges that Trustee,
         ---------------------------
on behalf of the Trust, is entering into the transactions contemplated by the Transaction Documents in reliance upon Buyer's identity as a legal entity separate from Seller and the other Related Persons. Therefore, from and after the date hereof until the first day following the Purchase Termination Date on which all Obligations shall have been fully paid and performed and the Invested Amount for each Series shall have been reduced to zero, Seller will, and will cause each other Related Person to, take all reasonable steps to continue their respective identities as separate legal entities and to make it apparent to third Persons that each is an entity with assets and liabilities distinct from those of Buyer and that Buyer is not a division of Seller or any other Person. Without limiting the foregoing, Seller will operate and conduct its business and otherwise act in a manner which is consistent with the factual assumptions in each Bankruptcy Opinion, if any, for each Series, but will not be required to produce nonconsolidated audited financial statements of the Seller.

     (i) Payment Instructions to Obligors.  Seller will instruct all Obligors
         --------------------------------
that all payments in respect of the Purchased Assets shall be submitted directly to the Master Collection Account and that all subsequent payment instructions must come from Trustee.

     (j) Segregation of Collections.  Seller shall use its best efforts to
         --------------------------
minimize the deposit of any funds other than Collections into the Master Collection Account and, to the extent that any such funds nevertheless are deposited into the Master Collection Account, shall promptly identify any such funds, or shall cause the funds to be so identified, to Buyer, Servicer, Trustee and each Required Person (following which notice, Buyer shall use its best efforts to cause Servicer to return all such funds to Seller).

     (k) Identification of Eligible Receivables.  Seller will establish and
         --------------------------------------
maintain such procedures as are necessary for determining no less frequently than each Business Day whether each Receivable qualifies as an Eligible Receivable.

     (l) Accuracy of Information.  All written information furnished on and
         -----------------------
after the Closing Date by or on behalf of Seller to Buyer, Trustee or any Investor Certificateholder pursuant to or in connection with any Transaction Document or any transaction contemplated herein or therein shall not contain any untrue statement of a material fact or omit to state material facts necessary to make the statements made not misleading, in each case on the date the statement was made and in light of the circumstances under which the statements were made or the information was furnished.

     (m) Taxes.  Seller shall file or cause to be filed, and cause each Person
         -----
with whom it shares consolidated tax liability (other than Buyer) to file, all Federal, state and local tax returns (foreign or domestic, federal, state, province, territory or local) and reports required by law to have been filed by it (except where the failure to file such returns or reports does not have, and has no reasonable likelihood of having, a Material Adverse Effect with respect to Seller or Buyer) and pay or cause to be paid all taxes, assessments and governmental charges which are due and payable by it (including any obligation, as agent or otherwise, to pay or remit any goods and services tax) except any such taxes or assessments the validity of which are being contested in good faith by appropriate proceedings and with respect to which Seller shall have set aside adequate reserves on its books in accordance with GAAP and which proceedings do not have, and have no reasonable likelihood of having, a Material Adverse Effect with respect to Seller or Buyer.

     (n) Proprietary Software Licenses.  Seller shall cause all proprietary
         -----------------------------
software licenses or similar agreements used by Seller in the origination or servicing of Receivables to expressly permit use by Servicer and any Successor Servicer of the materials subject to such licenses or agreements.

     (o) Monitoring of Internal Policies.  Seller shall maintain and actively
         -------------------------------
monitor its performance of the following procedures and policies: (i) its Underwriting Guidelines, (ii) collections, (ii) quality control, (iv) accounting and financial reporting, (v) risk management and insurance, (vi) licensing,
(vii) employee, (viii) management information systems, (ix) disaster recovery, and (x) such other procedures and policies as may reasonably be requested by Buyer, Trustee or the Required Person from time to time. Seller shall not alter such procedures and policies except for reasonable cause.

     (p) Net Worth.  From and after the termination of the Guarantee in
         ---------
accordance with Section 1.3 thereof, Seller shall maintain aggregate stockholders' equity, computed in accordance with GAAP, of at least $20,000,000 (such stockholders' equity to be determined without consolidation of the assets of Guarantor).

     SECTION 6.2  Reporting Requirements.  From the Closing Date until the first
                  ----------------------
day following the Purchase Termination Date on which all Obligations of Seller shall have been finally and fully paid and performed and the Invested Amount for each Series shall have been reduced to zero, Seller agrees that it will, unless Buyer and Trustee shall otherwise give prior written consent, furnish to Buyer, Trustee and each Required Person:

     (a) Quarterly Financial Statements.  Within 45 days after the end of each
         ------------------------------
of the first three fiscal quarters of each fiscal year of Guarantor, copies of the unaudited consolidated balance sheets of Guarantor and its consolidated group as at the end of the fiscal quarter and the related unaudited statements of earnings and cash flows, in each case for the fiscal quarter and for the period from the beginning of the fiscal year through the end of such fiscal quarter, prepared in accordance with GAAP consistently applied throughout the periods reflected therein and certified (subject to year end adjustments and the omission of footnotes) by the chief financial officer or chief accounting officer of the parent company of the group that includes Guarantor; provided,
                                                                    --------
however that upon termination of the Guarantee, for purposes of
-------
this paragraph, "Seller" shall replace "Guarantor," and Seller's financial statements delivered pursuant to this paragraph shall not be prepared on a consolidated basis with Guarantor.

     (b) Annual Financial Statements.  As soon as possible and in any event
         ---------------------------
within 90 days after the end of each fiscal year of Guarantor, a copy of the audited consolidated balance sheet of Guarantor and its consolidated Subsidiaries as at the end of the fiscal year and the related statements of earnings, stockholders' equity and cash flows of Guarantor and its consolidated group for the fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year and prepared in accordance with GAAP consistently applied throughout the periods reflected therein, certified, without Impermissible Qualification, by any "big six" accounting firm (or such other independent certified public accountants of nationally recognized standing in the United States of America as shall be selected by Seller and approved by the Required Persons); provided, however that upon termination of
                                   --------  -------
the Guarantee, for purposes of this paragraph, "Seller" shall replace "Guarantor," and Seller's financial statements delivered pursuant to this paragraph shall not be prepared on a consolidated basis with Guarantor.

     (c) Early Amortization Events.  As soon as possible, and in any event
         -------------------------
within two Business Days after any officer of Seller has obtained actual knowledge of the occurrence of any Early Amortization Event or Unmatured Early

Amortization Event, in each case specifically relating to Seller, a written statement of an Authorized Officer of Seller describing the event and the action that Seller proposes to take with respect thereto, in each case in reasonable detail,

     (d) Material Adverse Effect.  As soon as possible and in any event within
         -----------------------
two Business Days after any officer of Seller has actual knowledge thereof, written notice that describes in reasonable detail any event or occurrence that, individually or in the aggregate for all such events or occurrences, has had, or has a reasonably likelihood of having, a Material Adverse Effect with respect to Seller or Buyer,

     (e) Proceedings.  As soon as possible and in any event within two Business
         -----------
Days after any officer of Seller has actual knowledge thereof, written notice of
(i) any litigation, investigation or proceeding of the type described in Section
                                                                         -------
5.1(f) not previously disclosed to Buyer and (ii) any judgment, settlement or
------
other final disposition with respect to any such previously disclosed litigation, investigation or proceeding,

     (f) Defaults.  As soon as possible and in any event within two Business
         --------
Days after any officer of Seller has actual knowledge thereof, written notice of any material default under any Obligor Loan Agreement, and

     (g) Other.  Promptly, from time to time, (i) such other information,
         -----
documents, records or reports respecting the Purchased Assets or (ii) such other publicly available information respecting the condition or operations, financial or otherwise, of Seller, in each case as Buyer may from time to time reasonably request in order to protect the interests of Buyer, Trustee or the Investor Certificateholders under or as contemplated by this Agreement.

     SECTION 6.3  Negative Covenants.  From the Closing Date until the first day
                  ------------------
following the Purchase Termination Date on which all Obligations of Seller shall have been finally and fully paid and performed and the Invested Amount for each Series shall have been reduced to zero, unless Buyer and Trustee shall otherwise give prior written consent, Seller hereby agrees that it will perform the covenants and agreements set forth in this section.

     (a) Sales, Liens.  Except as otherwise provided herein or in the Pooling
         ------------
Agreement, Seller will not (i)(A) sell, assign (by operation of law or otherwise) or otherwise transfer to any Person, (B) pledge any interest in, (C) grant, create, incur, assume or permit to exist any Adverse Claim (other than Permitted Adverse Claims) to or in favor of any Person upon or with respect to, or (D) cause to be filed any Public Notice relating to perfection with respect to, any Purchased Asset or upon or with respect to any account to which any Collections of any such Purchased Asset are sent or any interest therein, or
(ii) assign to any Person any right to receive income from or in respect of any of the foregoing.

          In the event that Seller fails to keep any Purchased Assets free and clear of any Adverse Claim (other than a Permitted Adverse Claim, any Adverse Claims arising hereunder, Adverse Claims created by Buyer or Trustee without any action of Seller, and other Adverse Claims permitted by any other Transaction Document), Buyer may upon providing notice of such Adverse Claim to Seller (without limiting its other rights with respect to Seller's breach of its obligations hereunder) make reasonable expenditures necessary to release the Adverse Claim. Buyer shall be entitled to indemnification for any such expenditures pursuant to the indemnification provisions of Article IX.
                                                           ----------
Alternatively, Buyer may deduct such expenditures as an offset to the Purchase Price owed to Seller hereunder.

            Seller will not (i) transfer, or (ii) pledge or grant any security interest in its ownership interest in Buyer.

     (b) Extension or Amendment of Receivables; Change in Credit and Collection
         ----------------------------------------------------------------------
Policy or Obligor Loan Agreements.  Seller will not, (i) extend, amend or
---------------------------------
otherwise modify the terms of any Obligor Loan Agreement or (ii) change the terms and provisions of the Credit and Collections Policy in a manner in either case that has, or has a reasonable likelihood of having, a Material Adverse Effect with respect to Seller or Buyer, unless in each case the change is made with the prior written approval of Buyer and the Required Persons.

     (c) Mergers, Acquisitions, Sales, etc.  Except for (i) the Permitted Sale,
         ----------------------------------
(ii) mergers or consolidations in which Seller is the surviving Person, (ii) mergers or consolidations of a direct or indirect Subsidiary of Guarantor (other than Buyer) into Seller or (iii) mergers or consolidations in which the surviving Person expressly assumes the performance of this Agreement, Seller will not be a constituent to any merger or consolidation. Seller will give Trustee and each Required Person written notice of any such permitted merger or consolidation promptly following completion thereof. Seller will not, directly or indirectly, transfer, assign, convey or lease, whether in one transaction or in a series of transactions, all or substantially all of its assets or sell or assign, with or without recourse, any Purchased Assets other than pursuant to this Agreement. Seller will not, directly or indirectly, transfer, assign, convey or pledge any interest in Buyer.

     (d) Change in Name.  Seller will not (i) change its corporate name or (ii)
         --------------
change the name under or by which it does business in any manner that would or may make any Public Notice filed by Seller in accordance herewith seriously misleading within the meaning of Section 9-402(7) of an applicable enactment of the UCC, in each case unless Seller shall have given Buyer, Servicer, Trustee, and each Required Person 30 days' prior written notice thereof and unless, prior to any change in name, Seller shall have taken and completed all action required by Section 7.3.
   -----------

     (e) Certificate of Formation.  Seller will not cause or give its consent to
         ------------------------
Buyer to amend Buyer's articles of incorporation or bylaws, as applicable, without providing (i) prior notice to the Required Persons and (ii) the prior written consent of the Required Persons if such amendment would have a Material Adverse Effect on the Trust, Servicer, Transferor or Required Persons in the sole discretion of such Required Persons.


                                  ARTICLE VII
                      ADDITIONAL RIGHTS AND OBLIGATIONS IN
                        RESPECT OF THE PURCHASED ASSETS

     SECTION 7.1  Rights of Buyer.
                  ---------------

     (a) Seller hereby authorizes Buyer and/or its designees to take any and all steps in Seller's name and on behalf of Seller that Buyer and/or its designees determine are reasonably necessary or appropriate to collect all amounts due under any and all Purchased Assets, including endorsing the name of Seller on checks and other instruments representing Collections and enforcing Seller's rights under such Purchased Assets and the Obligor Loan Agreements. Trustee may exercise any of the foregoing rights in the place of Buyer (as assignee or otherwise) at any time.

     (b) Buyer shall have no obligation to account for any Purchased Asset to Seller. Buyer shall have no obligation to account for, or to return Collections, or any interest or other finance charge collected pursuant thereto, to Seller, irrespective of whether such Collections and charges are in excess of the Purchase Price for the Purchased Assets.

     (c) Buyer shall have the unrestricted right to further assign, transfer, deliver, hypothecate, subdivide or otherwise deal with the Purchased Assets, and all of Buyer's right, title and interest in, to and under this Agreement, on whatever terms Buyer shall determine, pursuant to the Pooling Agreement or otherwise.

     (d) Buyer shall have the sole right to retain any gains or profits created by buying, selling or holding the Purchased Assets and shall have the sole risk of and responsibility for losses or damages created by such buying, selling or holding.

     SECTION 7.2  Responsibilities of Seller.  Anything herein to the contrary
                  --------------------------
notwithstanding, Seller hereby agrees:

     (a) to deliver directly to the Master Collection Account (for Buyer's account), within two Business Days after receipt thereof, any Collections that it receives, in the form so received, and agrees that all such Collections shall be deemed to be received in trust for Buyer and shall be maintained and segregated separate and apart from all other funds and moneys of Seller until delivery of such Collections to the Master Collection Account,

     (b) to perform all of its obligations hereunder and under the Obligor Loan Agreements at least to the same extent as if the Purchased Assets had not been sold hereunder, and the exercise by Buyer or its designee or assignee of Buyer's rights hereunder or in connection herewith shall not relieve Seller from any of its obligations under the Obligor Loan Agreements or Purchased Assets,

     (c) that it hereby grants to Buyer an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of Seller all steps necessary or advisable to endorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by Seller or transmitted or received by Buyer (whether or not from Seller) in connection with any Purchased Asset, and

     (d) to the extent that Seller does not own the computer software that Seller uses to account for Receivables, Seller shall provide Buyer, Servicer and Trustee with such licenses, sublicenses and/or assignments of contracts as Buyer, Servicer or Trustee shall require with regard to all services and computer hardware or software used by Seller that relate to the servicing of the Purchased Assets.

     SECTION 7.3  Further Action Evidencing Purchases.  Seller agrees that from
                  -----------------------------------
time to time, at its expense, it will promptly, upon reasonable request by Buyer, Servicer or Trustee, execute and deliver all further instruments and documents, and take all further action, in order to perfect, protect or more fully evidence the Purchase by Buyer of the Purchased Assets under this Agreement, or to enable Buyer to exercise or enforce any of its rights under any Transaction Document. Seller agrees that from time to time, at its expense, it will promptly, upon request, take all action that Buyer, Servicer or Trustee may reasonably request in order to perfect, protect or more fully evidence the Purchase or contribution of the Purchased Assets or to enable Buyer or Trustee (as the assignee of Buyer) to exercise or enforce any of its rights hereunder or under any other Transaction Document.

     If (i) Seller fails to perform any of its agreements or obligations under this Agreement and does not remedy the failure within the applicable cure period, if any, and (ii) Buyer in good faith reasonably believes that the performance of such agreements and obligations is necessary or appropriate to protect its interests under this Agreement, then Buyer or its designee may (but shall not be required to) perform, or cause performance of, such agreement or obligation and the reasonable expenses of Buyer or its designee or assignee incurred in connection with such performance shall be payable by Seller as provided in Section 9.1.
            -----------


                                  ARTICLE VIII

                                   [RESERVED]


                                   ARTICLE IX
                   INDEMNIFICATION AND REPURCHASE OBLIGATIONS

     SECTION 9.1  Indemnities by Seller.  Without limiting any other rights that
                  ---------------------
any Seller Indemnified Party (as defined below) may have hereunder or under applicable law, Seller agrees to indemnify Buyer, each of its successors, permitted transferees and assigns (including Trustee), each Investor Certificateholder, each Successor Servicer, and all officers, directors, shareholders, controlling Persons, employees and agents of any of the foregoing (each of the foregoing Persons being individually called a "Seller Indemnified Party"), forthwith on demand, from and against any and all damages, losses, claims (whether on account of settlements or otherwise), judgments, liabilities and related reasonable costs and expenses (including reasonable attorneys' fees and disbursements) awarded against or incurred by any of them arising out of, in connection with, or as a result of any of the following (all of the foregoing being collectively called "Seller Indemnified Losses"):

     (a) any representation or warranty by Seller (or any of its Authorized Officers) under any of the Transaction Documents, any Purchase Report or any other information or report delivered by or on behalf of Seller with respect to Seller or the Purchased Assets (including without limitation any representation, warranty, information or report relied upon by Buyer in connection with the offering or sale of any Certificate), that contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements, in the light of the circumstances under which they were made, not misleading,

     (b) the failure by Seller to comply with any applicable law, rule or regulation with respect to any Purchased Asset or to comply with any Obligor Loan Agreement related thereto, or the nonconformity of any Purchased Asset or Obligor Loan Agreement with any such applicable law, rule or regulation,

     (c) the failure to vest and maintain vested in Buyer ownership of or a first priority perfected security interest in, the Purchased Assets, free and clear of any Adverse Claim (other than an Adverse Claim created in favor of Buyer or its Assignee pursuant to this Agreement or in favor of Trustee pursuant to the Pooling Agreement), whether existing at the time of the sale of such Purchased Asset or at any time thereafter and without regard to whether such Adverse Claim was a Permitted Adverse Claim,

     (d) any failure of Seller to perform its duties or obligations in accordance with the provisions of the Transaction Documents,

     (e) any products liability claim, personal injury or property damage suit, environmental liability claim or any other claim or action by a party other than Buyer of whatever sort, whether sounding in tort, contract or any other legal theory, arising out of or in connection with the Purchased Assets with respect thereto,

     (f) the failure to file, or any delay in filing, any Public Notice with respect to any Purchased Assets, whether at the time of any sale or at any subsequent time,

     (g) any dispute, claim, offset or defense of an Obligor to the payment of a Purchased Asset (i) that has accrued on or before the date such Purchased Asset is sold to Buyer, including a defense based on such Purchased Asset not being a legal, valid and binding obligation of the Obligor enforceable against it in accordance with its terms, or (ii) that arises from the circumstances described in 9.1(b) herein,

     (h) any tax or governmental fee or charge (other than franchise taxes and taxes on or measured by the net income of Buyer or any of its assignees), all interest and penalties thereon or with respect thereto, and all reasonable out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, that may arise by reason of the conveyance of the Receivables originated by Seller or any Related Asset connected with any such Receivables, and

     (i) Buyer's actual costs for any breakage amounts due Investor Certificateholders as a consequence of Seller failing to deliver the specified amount of Eligible Receivables on any Subsequent Closing Date after Seller's giving notice of a pending purchase pursuant to Section 1.2(b) herein.

With respect to a breach of any representation or warranty that a specified Purchased Receivable is an Eligible Receivable or any other claim for indemnification under Section 9.1 with respect to a specified Purchased
                      -----------

Receivable, Seller shall, within five (5) Business Days of obtaining knowledge of such breach and with the approval of Buyer which approval shall not be unreasonably withheld, repurchase such Purchased Receivable by (i) depositing the Repurchase Price therefor, less any amounts already received by Buyer thereon, in the Master Collection Account payable fully in immediately available funds, or (ii) exchanging such Purchased Receivable for one or more Eligible Receivables having an aggregate Unpaid Balance at least equalling the Repurchase Price for the Purchased Receivable and having approximately the same weighted average maturity as the Purchased Receivable.

Notwithstanding the foregoing (and with respect to clause (ii) below, without
                                                   -----------
prejudice to the rights that Buyer may have pursuant to the other provisions of this Agreement or the provisions of any of the other Transaction Documents), in no event shall any Seller Indemnified Party be indemnified for any Seller Indemnified Losses (i) resulting from gross negligence or willful misconduct on the part of the Seller Indemnified Party, (ii) to the extent the same includes losses in respect of Receivables and reimbursement therefor that would constitute credit recourse to Seller for the amount of any Purchased Asset fully enforceable against but not paid by the related Obligor, (iii) to the extent the same are or result from lost profits (other than any breakage amounts owed by Buyer to any Investor Certificateholder) or other consequential damages, or (iv) to the extent the same are or result from taxes on or measured by the net income of the Seller Indemnified Party.

     If for any reason the indemnification provided above in this section is unavailable to a Seller Indemnified Party or is insufficient to hold a Seller Indemnified Party harmless, then Seller shall contribute to the maximum amount payable or paid to the Seller Indemnified Party as a result of the loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the Seller Indemnified Party on the one hand and Seller on the other hand, but also the relative fault of the Seller Indemnified Party (if any) and Seller and any other relevant equitable considerations.


                                   ARTICLE X
                                 MISCELLANEOUS

     SECTION 10.1  Amendments; Waivers, Etc.
                   ------------------------

     (a) The provisions of this Agreement may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and signed by Buyer and Seller (with respect to an amendment) or by Buyer (with respect to a waiver or consent by it) and, in the case of any amendment, modification or waiver, by Trustee and each Required Person, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     (b) No failure or delay on the part of Buyer, any Seller Indemnified Party, Trustee or any other third party beneficiary referred to in Section 10.11(a) in
                                                            ----------------
exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on Seller in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by Buyer,

Servicer, Trustee or any Required Person under this Agreement shall, except as may otherwise be stated in the waiver or approval, be applicable to subsequent transactions. No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

     SECTION 10.2       Notices, Etc.  All notices and other communications
                        ------------
provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by certified mail, postage prepaid, by facsimile or by overnight courier, to the intended party at the address or facsimile number of such party set forth under its name on the signature pages hereof or at such other address or facsimile number as shall be designated by the party in a written notice to the other parties hereto given in accordance with this section. Copies of all notices and other communications provided for hereunder shall be delivered to Servicer, Trustee, and any Required Person at their respective addresses for notices set forth in the Pooling Agreement. All notices and communications provided for hereunder shall be effective, (a) if personally delivered, when received, (b) if sent by certified mail, four Business Days after having been deposited in the mail, postage prepaid and properly addressed, (c) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means and (d) if sent by overnight courier, two Business Days after having been given to the courier unless sooner received by the addressee.

     SECTION 10.3  Cumulative Remedies.  The remedies herein provided are
                   -------------------
cumulative and not exclusive of any remedies provided by law. Without limiting the foregoing, Seller hereby authorizes Buyer, at any time and from time to time, to the fullest extent permitted by law, to set-off, against any Obligations of Seller to Buyer that are then due and payable or that are not then due and payable from Seller to Buyer but have then accrued, any and all indebtedness or other obligations at any time owing to Seller by Buyer to or for the credit or the account of Seller or that are not then due and payable from Buyer to Seller but have then accrued.

     SECTION 10.4  Binding Effect; Assignability; Survival of Provisions.  This
                   -----------------------------------------------------
Agreement shall be binding upon and inure to the benefit of Buyer and Seller and their respective successors and permitted assigns (including, in the case of the Buyer, Trustee). Seller may not assign any of its rights hereunder or any interest herein without the prior written consent of Buyer and Trustee. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the earliest of (i) the date on which the Trust is terminated pursuant to
Section 12.1 of the Pooling Agreement, (ii) the date on which all Obligations shall have been finally and fully paid and performed, or (iii) such other time as the parties hereto shall agree and as to which Trustee (at the direction of the Required Persons) shall have given its prior written consent. The rights and remedies with respect to any breach of any representation and warranty made by Seller pursuant to Article V and the indemnification and payment provisions
                      ---------
of Article IX and Section 10.6 shall be continuing and shall survive any
                  ------------
termination of this Agreement.

     SECTION 10.5  Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED IN
                   -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     SECTION 10.6  Costs, Expenses and Taxes.  In addition to the obligations of
                   -------------------------
Seller under Article IX, Seller agrees to pay on demand:
             ----------

     (a) all reasonable out-of-pocket and other costs and expenses in connection with the enforcement of this Agreement or the Seller Assignment Certificate by Buyer or any successor in interest to Buyer (including the Trustee and each Investor Certificateholder), and

     (b) all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, and the filing and recording, of this Agreement, and agrees to indemnify each Seller Indemnified Party against any liabilities with respect to or resulting from any delay in paying or omitting to pay the taxes and fees.

     SECTION 10.7  SUBMISSION TO JURISDICTION.  EACH PARTY HERETO HEREBY
                   --------------------------
IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK, NEW YORK OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND HEREBY (A) IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF THE ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN THE STATE OR FEDERAL COURT, (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF THE ACTION OR PROCEEDING.

     AS AN ALTERNATIVE METHOD OF SERVICE TO PERSONAL DELIVERY, EACH OF BUYER AND SELLER ALSO IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY ACTION OR PROCEEDING BY THE MAILING OF COPIES OF THE PROCESS TO BUYER OR SELLER (AS APPLICABLE) AT ITS ADDRESS SPECIFIED HEREIN. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

     SECTION 10.8  WAIVER OF JURY TRIAL.  EACH PARTY HERETO WAIVES ANY RIGHT TO
                   --------------------
A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR RELATING TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH OR ARISING FROM ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), ACTIONS OF EITHER OF THE PARTIES HERETO OR ANY OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     SECTION 10.9  Integration.  This Agreement contains a final and complete
                   ------------
integration of all prior expressions by the parties hereto with respect to the subject matter hereof and thereof and shall together constitute the entire agreement between the parties hereto with respect to the subject matter hereof and thereof, superseding all prior oral or written understandings.

     SECTION 10.10  Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement.

     SECTION 10.11  Acknowledgement and Consent.
                    ---------------------------

     (a) Seller acknowledges that, contemporaneously herewith, Buyer is selling, transferring, assigning, setting over and otherwise conveying to the Trust all of Buyer's right, title and interest in, to and under the Purchased Assets, this Agreement and all of the other Transaction Documents pursuant to Section 2.1 of the Pooling Agreement. Seller hereby consents to the sale, transfer, assignment, set over and conveyance to the Trust by Buyer of all right, title and interest of Buyer in, to and under the Purchased Assets, this Agreement and the other Transaction Documents, and all of Buyer's rights, remedies, powers and privileges, and all claims of Buyer against Seller, under or with respect to this Agreement and the other Transaction Documents (whether arising pursuant to the terms of this Agreement or otherwise available at law or in equity), including (i) the right of Buyer, at any time, to enforce this Agreement against Seller and the obligations of Seller hereunder, and (ii) the exclusive right at any time, to give or withhold any and all consents, requests, notices, directions, approvals, demands, extensions or waivers under or with respect to this Agreement, or the obligations in respect of Seller thereunder in Buyer's place and stead. Each of the parties hereto acknowledges and agrees that Trustee and the Trust are third party beneficiaries of the rights of Buyer arising hereunder. Seller hereby acknowledges and agrees that it has no claim to or interest in any of the Transaction Accounts.

     (b) Seller hereby agrees to execute all agreements, instruments and documents, and to take all other action, that Buyer or Trustee reasonably determines is necessary or appropriate to evidence its consent described in subsection (a) above.  To the extent that Buyer has granted or grants powers of
--------------
attorney to Trustee or any successor Servicer under the Pooling Agreement, Seller hereby grants a corresponding power of attorney on the same terms to Buyer. Seller hereby acknowledges and agrees that Buyer, in all of its capacities, shall assign to Trustee for the benefit of the Investor Certificateholders the powers of attorney and other rights and interests granted by Seller to Buyer hereunder and agrees to cooperate fully with Trustee and Servicer in the exercise of the rights.

     SECTION 10.12  No Partnership or Joint Venture.  Nothing contained in this
                    -------------------------------
Agreement shall be deemed or construed by the parties hereto or by any third person to create the relationship of principal and agent or of partnership or of joint venture.

     SECTION 10.13  No Proceedings.  Seller, and each assignee of Buyer
                    --------------
(including Trustee), hereby agrees that it will not institute against Buyer or the Trust, or join any other Person in instituting against Buyer or the Trust, any insolvency proceeding (such as any proceeding of the type referred to in the definition of Event of Bankruptcy) so long as any Investor Certificates issued by the Trust shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Investor Certificates shall have been outstanding.

     SECTION 10.14  Severability of Provisions.  If any one or more of the
                    --------------------------
covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then the unenforceable covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     SECTION 10.15  Recourse to Buyer.  Except to the extent expressly provided
                    -----------------
otherwise in this Agreement, the obligations of Buyer under this Agreement are solely the obligations of Buyer. No recourse shall be had for payment of any fee payable by or other obligation of or claim against Buyer that arises out of this Agreement against any director, officer or employee of Buyer. The provisions of this section shall survive the termination of this Agreement.

     IN WITNESS WHEREOF, the parties have caused this Purchase and Sale Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       HCFP FUNDING II, INC.,
                                       as Seller


                                       By: /s/ Edward P. Nordberg, Jr.
                                          ----------------------------
                                         Its: Executive Vice President
                                             -------------------------

                                       Address:      2 Wisconsin Circle
                                                     Suite 320
                                                     Chevy Chase, Maryland 20815
                                       Attention:    President
                                       Telephone:    301/664-9827
                                       Facsimile:    301-664-9860


                                       WISCONSIN CIRCLE II FUNDING
                                       CORPORATION, as Buyer


                                       By: /s/ Edward P. Nordberg, Jr.
                                          ----------------------------
                                         Its: Executive Vice President
                                             -------------------------

                                       Address:      2 Wisconsin Circle
                                                     Suite 320
                                                     Chevy Chase,Maryland 20815
                                       Attention:    President
                                       Telephone:    301/664-9827
                                       Facsimile:    301-664-9860

                                                                       EXHIBIT A
                                                  to Purchase and Sale Agreement


                            MORTGAGE REPRESENTATIONS

     (i) With respect to the identity and status of any mortgage loans:

               (A) Each mortgage loan was originated by Seller substantially in conformance with Seller's underwriting criteria, including a review of the environmental report and appraisal in respect of the related mortgaged property. Each mortgage loan is secured by the lien of a mortgage on property operated as a health care facility.

               (B) The terms of each mortgage note and the related mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which are in the Mortgage File. No mortgagor has been released, in whole or in part, except in connection with an assumption agreement which is part of the Mortgage File. The Mortgage File has been delivered by Seller to the Buyer or a custodian designated by the Buyer.

               (C) All payments required to be made to the mortgagee for each mortgage loan under the terms of the related mortgage note (in each case, subject to a grace period specified in the terms of each mortgage note) have been made. Each mortgage loan has not been 30 days delinquent more than once during the twelve months preceding the Purchase Date or, in the case of those mortgage loans originated in the twelve month period prior to the Purchase Date, since the date of funding or acquisition. For purposes of the foregoing, a mortgage loan is not 30 days delinquent until a payment required to be made to the mortgagee is past due on the succeeding due date.

               (D) To Seller's knowledge, there is no material default, breach, violation or other event permitting acceleration under any mortgage or the related mortgage note or any of the other documents evidencing, securing, guaranteeing, insuring or otherwise relating to the mortgage loan and, to Seller's knowledge, no event has occurred which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or other event permitting acceleration. Seller has not waived any such default, breach, violation or other event permitting acceleration. No foreclosure action, exercise of power of sale or other enforcement action is, or in the past has been, threatened in writing or commenced with respect to any mortgage loan.

               (E) To Seller's knowledge, there are no delinquent or unpaid taxes or assessments (including assessments payable in future installments), or other outstanding charges affecting any mortgaged property which are a lien of equal to, or higher priority than, the lien of the related mortgage.

               (F) With respect to escrow deposits and payments, all such payments are in the possession of, or under the control of, Seller and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made.

               (G) The servicing and collection practices used by Seller with respect to such mortgage loans have been in conformity with the Credit and Collections Policy industry standards.

               (H) No mortgage has been satisfied, canceled, rescinded or except as indicated in the Mortgage File, subordinated and the related mortgaged property has not been, except as indicated in the Mortgage File, released from the lien of the mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.

               (I) To Seller's knowledge, no mortgagor is a debtor in any State or Federal bankruptcy or insolvency proceeding.

               (J) The "Permitted Exceptions" do not and will not materially and adversely interfere with (i) the ability of the mortgagor to pay in full the principal and interest on the mortgage note; or (2) the use of the mortgaged property for the use currently being made thereof. "Permitted Exceptions" shall mean those permitted exceptions to which the title insurance policy for each mortgage loan is subject, as provided in each such title insurance policy.

     (ii) With respect to each mortgaged property:

               (A) The mortgaged property consists of an estate in fee simple in real estate, except with respect to those mortgage loans listed on

          Exhibit (ii)-A hereto and as described in paragraph (iii) below, and
          --------------
          improvements owned by the mortgagor, and, to Seller's knowledge, is lawfully operated by the mortgagor as a health care facility occupied and/or operated in accordance with applicable law, including zoning and building laws and regulations.

               (B) To Seller's knowledge, the mortgaged property is free of material damage and is in good repair, other than as set forth on

          Exhibit (ii)-B hereto, and there is no proceeding pending for the
          --------------
          total or partial condemnation of or affecting the mortgaged property.

               (C) The Mortgage File contains a Phase 1 environmental report prepared by a reputable environmental engineer or consultant. With respect to each mortgaged property, except as may be set forth on Exhibit (ii)-C no hazardous material is present on the mortgaged
          --------------
          property such that (1) the value of such mortgaged property is materially and adversely affected, or (2) under applicable federal, state or local law, (a) such hazardous material could be required to be eliminated at a cost materially and adversely affecting the value of the mortgaged property before such mortgaged property could be altered, renovated, demolished or transferred or (b) the presence of such hazardous material could (upon action by the appropriate governmental authorities) subject the owner of such mortgaged property, or the holders of a security interest therein, to liability for the cost of eliminating such hazardous material or the hazard created thereby at a cost materially and adversely affecting the value of the mortgaged property. Such mortgaged property is in material compliance with all applicable federal, state and local laws pertaining to hazardous material or environmental hazards and neither Seller nor, to Seller's knowledge, the related mortgagor or any current tenant thereon, has received any notice of any violation or potential violation of any such law.

               (D) The mortgaged property is contiguous and has adequate ingress and egress to a physically open, publicly dedicated street and is adequately serviced by public or on-site water systems, sewer or septic systems and utilities.

               (E) With respect to each mortgaged property, Seller has not assigned its interest in any leases, any portion of the rents, additional rents, charges, issues or profits due and payable or to become due and payable thereunder or subjected such interests such that the priority of the lien of the mortgage loan in such leases has been adversely affected.

     (iii) With respect to any mortgage loan that is secured in whole or material part by the interest of a Mortgagor as a lessee under a ground lease of a mortgaged property (a "Ground Lease"), but not by the related fee interest in such mortgaged property (the "Fee Interest"), Seller hereby represents and warrants that:

               (A) Such Ground Lease or memorandum thereof or a separate agreement signed by the applicable lessor has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of written instruments which are part of the related Mortgage File.

               (B) Except as may be indicated in the related title insurance policy, such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related mortgage, other than the related Fee Interest.

               (C) The mortgagee's interest in such Ground Lease is assignable to Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Purchase Date) and, in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without a need to obtain the consent of, such lessor.

               (D) Such Ground Lease is in full force and effect and no default has occurred and is continuing under such Ground Lease, nor to Seller's knowledge is there any existing condition which, but for the passage of time or the giving of notice, would result in a default under the terms of such Ground Lease.

               (E) Such Ground Lease or a separate agreement signed by the applicable lessor requires the lessor thereunder to give notice of any default by the lessee to the mortgagee, provided that the mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease; and such Ground Lease, or an estoppel letter received by the mortgagee from the lessor, further provides that no notice of termination given under such Ground Lease is effective against the mortgagee unless a copy has been delivered to the mortgagee in the manner described in such Ground Lease.

               (F) Such Ground Lease or a separate agreement signed by the applicable lessor provides that the mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default before the lessor thereunder may terminate such Ground Lease.

               (G) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than ten years beyond the maturity date of the related mortgage loan.

               (H) Under the terms of such Ground Lease and the related mortgage, taken together, any related insurance proceeds other than in respect of a total or substantially total loss or taking, will be applied either to the repair or restoration of all or part of the related mortgaged property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by Seller), or to the payment of the outstanding principal balance of the mortgage loan together with any accrued interest thereon.

     (iv) With respect to any mortgage loan that is secured in whole or in part by the interest of a Borrower under a Ground Lease and by the related Fee Interest, Seller hereby represents and warrants that:

               (A) Such Fee Interest is subject, and subordinate of record, to the mortgage, and the mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or other lien upon such Fee Interest.

               (B) Upon occurrence of a default under the terms of the related mortgage by the mortgagor, the mortgagee has the right to foreclose upon or otherwise exercise its rights with respect to such Fee Interest within a period of time that would not have been viewed, as of the date of origination, as commercially unreasonable by Seller.

     (v) With respect to the underwriting characteristics of each mortgage loan:

               (A) The Mortgage File contains an appraisal of the related mortgaged property, and the appraisal used to determine the appraised value of the mortgaged property in connection with the origination of the mortgage loan was made by an MAI-designated appraiser. At the time the appraisal was performed, and to Seller's knowledge, such appraiser had no interest or bias with respect to the parties involved and had no present or prospective interest, direct or indirect, in the mortgaged property. The compensation of such appraiser was not related to the approval or disapproval of the mortgage loan or the appraised value of the mortgaged property. The appraisal is in a narrative format, and in form and substance meets the professional standards of the American Institute of Real Estate Appraisers and the Society of Real Estate Appraisers. The appraisal states that the appraiser examined the mortgaged property. No subsequent appraisals were performed by or on behalf of Seller that are not included in the Mortgage File.

               (B) The proceeds of the mortgage loan have been fully disbursed and there is no obligation for future advances with respect to the mortgage loan, and no such advances have been made. No mortgage loan contains an "earn-out" provision. Any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor that were to have been complied with on or before the date hereof have been complied with.

               (C) Seller has not, directly or indirectly, advanced funds, or received any advance of funds by a party other than the mortgagor, for or on account of principal and interest payments due on the mortgage loan.

     (vi) with respect to the documentation of each mortgage loan:

               (A) Except as provided in the next sentence, the mortgaged property securing each mortgage loan does not secure any other senior or parity mortgage indebtedness. With respect to each mortgage loan that is cross-collateralized with another mortgage loan, each such other mortgage loan is part of the mortgage loans sold by the Seller pursuant to this Agreement. No default or event of default shall occur under the mortgage note or mortgage by reason of a default in respect of any obligation not directly related to the mortgaged property other than as set forth in Exhibit (vi)-A hereto.
                                              --------------

               (B) The mortgage loan complies in all material respects with the requirements of applicable local, state and federal laws and regulations, including, without limitation, usury, equal credit opportunity, and disclosure laws, and consummation of the sale of the mortgage loans by Seller to Purchaser contemplated by this Agreement will not result in the violation of any such laws or regulations.

               (C) The mortgage note, related mortgage, any guaranty thereof, any assignment of leases and/or rents, any security agreement and any chattel mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, moratorium or other laws affecting creditors' rights generally, or by the application of the rules of equity.

               (D) The mortgage creates a valid and enforceable first priority lien on the mortgaged property, including all improvements on the mortgaged property and all other fixtures, building equipment and personal property necessary to the operation or maintenance of the mortgaged property and located thereon, and all additions, alterations and replacements made at any time with respect to the foregoing, except as enforceability may be limited by bankruptcy, insolvency, moratorium or other laws affecting creditor's rights generally or by the application of the rules of equity. Such lien is subject only to the exceptions set forth in the lender's title insurance policy hereinafter referred to. All furniture, fixtures, equipment and all other personal property covered by any security agreement, assignment of leases and/or rents, chattel mortgage or equivalent document related to or delivered in connection with the mortgage loan in those jurisdictions in which the mortgage cannot include such property, in accordance with practices which are customary among prudent mortgage lenders, are subject to a Uniform Commercial Code financing statement filed and/or recorded in all places necessary to perfect a valid first priority lien thereon. The mortgage loan does not permit the mortgagor to require the release of all or any portion of the mortgaged property from the lien of the related mortgage other than upon payment in full of the mortgage loan other than as set forth in

          Exhibit (vi)-D hereto.
          --------------

               (E) To Seller's knowledge, after due inquiry, there are no mechanics' or similar liens or claims which have been filed for work, labor or material and, as of the date such mortgage loan was closed, to Seller's knowledge, there are no claims outstanding that under applicable law could give rise to such lien, affecting the related mortgaged property which are or may be a lien prior to, or equal or coordinate with, the lien of the related mortgage.

               (F) To Seller's knowledge, the mortgage note and the mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the lawful defense of usury, nor does the operation of any of the terms of the mortgage note and the mortgage, or the exercise of any right thereunder, render the mortgage unenforceable (subject to the limitations on enforceability listed in paragraph
          (vi)(C) above), in whole or in part, or subject to any right of rescission, set-off, counterclaim or presently existing or inchoate defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted to Seller in writing with respect thereto.

               (G) All of the improvements on the property which were considered in determining the appraised value of the related mortgaged property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the mortgaged property to have a Material Adverse Effect on the value of the mortgaged Property except those which are insured against by the title insurance policy referred to below.

               (H) All parties that have had any interest in any mortgage loan, whether as mortgagee, assignee, pledgee or otherwise, were, during the period in which they held and disposed of such interest, (1) in compliance with any and all applicable licensing requirements of the laws of the state in which the related mortgaged property is located to the extent necessary to insure the enforceability of the mortgage loan, (2) organized under the laws of such state, or qualified to do business in such state, (3) federal savings and loan associations, savings banks or national banks having principal offices in such state, or (4) not doing business in such state so as to require qualification as a foreign corporation to ensure the enforceability of the mortgage loan; except, in each case, to the extent failure of such party to be within clauses (1) through (4) does not adversely affect the enforceability of such mortgage loan.

               (I) If the mortgage is a deed of trust, except in connection with a trustee's sale after default by the Mortgagor, no fees or expenses are payable to the trustee by Seller, Purchaser or any transferee thereof.

               (J) Either the mortgage contains an assignment of leases or an assignment of rents or there is a separate document providing for such assignments, either of which creates in favor of the holder thereof a valid, perfected and enforceable lien (as limited by bankruptcy law), of the same priority as the related mortgage, in the property and rights described therein. Seller has the full right to assign to the Purchaser such assignment of leases and the lien created thereby as described in the immediately preceding sentence.

     (vii)  With respect to insurance coverages:

               (A) A title insurance company, qualified to do business in the state where the related mortgaged property (except in the case of mortgaged properties located in Iowa) is located, meeting Seller's underwriting or credit policies in effect at time of origination or acquisition, has issued a standard American Land Title Association lender's title insurance policy, or if such policy is not permitted by applicable law, a policy which is permitted, in favor of Seller and its successors and assigns as the sole insured thereunder, insuring the first priority of the lien of the mortgage on such mortgaged property in the original principal amount of the mortgage loan after all advances of principal, subject to the exceptions (general and specific) stated therein. Such Title Policy is assignable to or endorsable in favor of the Purchaser without the consent of or notice to the insurer or such consent has been obtained. On the date of the transfer and assignment of the mortgage loan to the Purchaser, such Title Policy is valid and in full force and effect, with all premiums thereon having been paid, and immediately following the transfer and assignment of such mortgage loan to the Purchaser, such Title Policy will inure to the benefit of the Purchaser. The Seller has not made any claim under such Title

          Policy, and, to Seller's knowledge, no act or omission has occurred that would materially impair or extinguish the coverage provided by such policy.

               (B) The Title Policy insures the first priority lien of the mortgage subject only to (1) the lien of then current real property taxes and assessments not yet due and payable; (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of the mortgage which would generally be deemed by prudent institutional mortgage lenders to be acceptable under the laws of the jurisdiction in which the mortgaged property is located, or for which affirmative insurance or endorsements against loss by reason of such matters has been obtained; and (3) the matters identified in the survey reference contained in the Title Policy provided that such survey reference does not indicate that any improvements lie outside the boundaries and building restriction lines of the mortgaged property or that improvements on adjoining properties encroach upon the mortgaged property or easements running thereto, except those which would generally be deemed by prudent institutional mortgage lenders to be customary, immaterial or otherwise acceptable under the laws of the jurisdiction in which the mortgaged property is located and, provided further, that the Title Policy coverage is not subject to any state of facts that an accurate survey or personal inspection may show.

               (C) All improvements upon the mortgaged property are insured by an insurer having a General Policy Rating of A/V or better in Best's Key Rating Guide or, if unavailable, the then equivalent, against loss by hazards of extended coverage and such other hazards as are customarily required by a prudent mortgage lender in the area where the mortgaged property is located in an amount which is at least equal to the lesser of the outstanding principal balance of the mortgage loan or the maximum insurable value of the mortgaged property, provided that, based on the value of the mortgaged property on the date of origination, such amount is sufficient on such date to avoid the application of any co-insurance provisions. The related mortgage obligates the related mortgagor to maintain all such insurance and, at such mortgagor's failure to do so, authorizes the mortgagee to maintain such insurance at the mortgagor's cost and expense and to seek reimbursement therefor from such mortgagor. If any material improvements constituting a portion of the mortgaged property is in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards, and flood insurance is available, a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1), the outstanding principal balance of the mortgage loan, and (2) the full insurable value of the mortgaged property, and (3) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended. All such insurance policies (collectively, the "hazard insurance policy") contain a standard "New York" mortgagee clause naming the Purchaser, its successors and assigns (including without limitation, subsequent owners of the mortgage loan), as mortgagee, are not terminable and may not be reduced without thirty (30) days' prior written notice to the mortgagee, and all premiums payable thereon, whether annual or otherwise, have been paid. No notice of termination or cancellation has been received with respect to any such hazard insurance policy and remains uncured. Seller has not engaged in any act or omission which would materially impair the coverage of any such policy or the benefits of the mortgagee endorsement.

               (D) To Seller's knowledge, no action, error, omission, misrepresentation, negligence or fraud was made in the origination or servicing of the mortgage loan that would result in a failure or impairment of full and timely coverage under any insurance policy required to be obtained for the mortgage loan.

               (E) Any insurance proceeds from policies described in paragraph
          (C) above in respect of a casualty loss or taking will be applied either to the repair or restoration of all or part of the related mortgaged property, or to the payment of the outstanding principal balance of such mortgage loan together with any accrued interest thereon.

               (F) The mortgage loan does not permit the mortgagor to obtain additional financing which would result in a prior or parity lien against the mortgaged property.

               (G) The mortgage contains provision for the acceleration of the payment of the unpaid principal balance of the mortgage loan in the event the related mortgaged property is sold without the prior consent of the Seller thereunder.

     (viii)  To Seller's knowledge, with respect to each mortgage loan:

               (A) The management agreement, if any, is in full force and effect and there is no default, breach or violation existing thereunder by any party thereto and no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach or violation by any party thereunder.

               (B) The mortgagor owns and/or possesses, and holds free from burdensome restrictions or known conflicts with the rights of others, all material licenses, registrations, permits, certificates, authorizations and approvals necessary for the operation of the mortgaged property as it is currently operated.

               (C) Neither the execution and delivery of the mortgage note, the mortgagor's performance thereunder, nor the recordation of the mortgage, will adversely affect the licenses, registrations, permits, certificates, authorizations and approvals necessary for the operation of the nursing home, as applicable.

     (ix) Seller hereby represents and warrants to the Purchaser as to each mortgage loan as of the Purchase Date, as follows:

               (a) interest on each mortgage loan is calculated on the basis of a 365/366 days elapsed;

               (b) none of the mortgage loans can be repaid by their terms for an amount less than the outstanding principal amount thereof plus accrued interest;

               (c) no mortgage loan bears interest at a rate that is subject to a maximum rate calculated by reference to the mortgagor's receipts, income or profits;

               (d) any mortgage loan that provides for deferred interest provides for the accrual of interest at the related mortgage interest rate on such deferred interest; and

               (e) no mortgage loan provides for payment of a prepayment penalty or premium other than prepayment penalties or premiums of a type and in an amount that is customary for such type of mortgage loan.

                                                                       EXHIBIT B
                                                  to Purchase and Sale Agreement

                                    FORM OF
                         SELLER ASSIGNMENT CERTIFICATE
                         -----------------------------


     Reference is made to the Purchase and Sale Agreement, dated as of June 25, 1997 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement") between HCFP FUNDING II, INC. and WISCONSIN CIRCLE II FUNDING CORPORATION. Unless otherwise defined herein, capitalized terms used herein have the meanings ascribed to them pursuant to the Agreement.

     The undersigned hereby sells, transfers, assigns, sets over and conveys unto Buyer and its successors and assigns all right, title and interest of Seller in, to and under:

     (a) the Eligible Receivables created by Seller listed on Schedule 1 attached hereto,

     (b) all Related Security with respect to such Eligible Receivables of Seller,

     (c) all proceeds of the foregoing, including without limitation all funds received by any Person in payment of any amounts owed (including invoice prices, finance charges, late fees, interest and all other charges, if any) in respect of any Receivable described above or Related Security with respect to any such Receivable, or otherwise applied to repay or discharge any such Receivable and other collateral or property of any Obligor or any other party directly or indirectly liable for payment of such Receivables and originally pledged to Seller, and

     (d)  all Records relating to any of the foregoing.

     This Seller Assignment Certificate is made without recourse but on the terms and subject to the conditions set forth in the Transaction Documents to which Seller is a party. Seller acknowledges and agrees that Buyer is accepting this Seller Assignment Certificate in reliance on the representations, warranties and covenants of Seller contained in the Transaction Documents to which Seller is a party.

     THIS SELLER ASSIGNMENT CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE AGREEMENT AND THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

     IN WITNESS WHEREOF, the undersigned has caused this Seller Assignment Certificate to be duly executed and delivered by its duly Authorized Officer this ____ day of __________, 1997.

                              HCFP FUNDING II, INC.



                              By:
                                 -----------------------------------

                                    Its:
                                       ---------------------------

                                                                 SCHEDULE 5.1(f)
                                                  to Purchase and Sale Agreement


                        LITIGATION AND OTHER PROCEEDINGS
                        --------------------------------


                                      NONE

                                                                 SCHEDULE 5.1(n)
                                                  to Purchase and Sale Agreement


                            OFFICES OF SELLER WHERE
                             RECORDS ARE MAINTAINED
                             ----------------------


                         2 Wisconsin Circle
                         Suite 320
                         Chevy Chase, Maryland  20815

                                                                 SCHEDULE 5.1(q)
                                                  to Purchase and Sale Agreement


                                  LEGAL NAMES
                                  -----------

                                      NONE



                                  TRADE NAMES
                                  -----------

                                      NONE

                                                                 SCHEDULE 5.1(t)
                                                  to Purchase and Sale Agreement


                         SOFTWARE PROGRAMS AND LICENSES
                         ------------------------------


                                      NONE

DOCUMENT #: CHGO03A (29208-00022-3) 285175.6;DATE:06/25/97/TIME:10:47